UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5857 Owens Avenue, Suite 300, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

(760) 452-8111

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 20, 2023, Qualigen Therapeutics, Inc. (the “Company”) received a letter (the “Bid Price Deficiency Notice”) from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, because the closing bid price for its common stock has been below $1.00 per share for 30 consecutive business days, it no longer complies with the minimum bid price requirement for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days.

The Bid Price Deficiency Notice has no immediate effect on the listing of the Company’s common stock on The Nasdaq Capital Market. Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until May 20, 2024 to regain compliance with the Minimum Bid Price Requirement. During the compliance period, the Company’s shares of common stock will continue to be listed and traded on The Nasdaq Capital Market. To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days during the 180 calendar day grace period.

In the event the Company is not in compliance with the Minimum Bid Price Requirement by May 20, 2024, the Company may be afforded a second 180 calendar day grace period.

The Company intends to actively monitor the bid price for its common stock between now and May 20, 2024 and will consider available options to regain compliance with the Minimum Bid Price Requirement.

On November 21, 2023, the Company also received a letter (the “Equity Deficiency Letter”) from Nasdaq notifying the Company that, based on the Company’s stockholders’ deficit of ($1,640,552) as of September 30, 2023, as reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, it is no longer in compliance with the minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1), which requires listed companies to maintain stockholders’ equity of at least $2.5 million (the “Minimum Stockholders’ Equity Requirement”), or the alternative criteria of $35 million market value of listed securities or $500,000 in net income from continuing operations in the most recent fiscal year or two or the last three fiscal years—which alternatives, as noted in the Equity Deficiency Letter, the Company does not meet. The Company has until January 5, 2024 to provide Nasdaq with a specific plan (the “Compliance Plan”) to achieve and sustain compliance with the Minimum Stockholders’ Equity Requirement or its alternatives. If the Company’s Compliance Plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the Equity Deficiency Letter for the Company to evidence compliance.

The Company is presently evaluating various courses of action to regain compliance and intends to timely submit a Compliance Plan to Nasdaq to regain compliance with the Nasdaq Listing Rules. However, there can be no assurance that the Company’s Compliance Plan will be accepted or that if it is, the Company will be able to regain compliance and maintain its listing on The Nasdaq Capital Market. If the Company’s Compliance Plan is not accepted or if Nasdaq does not grant an extension and the Company does not regain compliance within the requisite time period, or if the Company fails to satisfy another Nasdaq requirement for continued listing, Nasdaq could provide notice that the Company’s securities will become subject to delisting, which delisting determination the Company has the right to appeal.

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company may in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. The Company’s forward-looking statements are based on current beliefs and expectations of its management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding the timing and content of the Company’s Compliance Plan to regain compliance with the Minimum Stockholders’ Equity Requirement or its alternatives, the Company’s ability to file such Compliance Plan in accordance with Nasdaq rules, whether the Staff accepts such Compliance Plan, the Company’s ability to regain compliance with the Nasdaq continued listing requirements, including the Minimum Bid Price Requirement and the Minimum Stockholders’ Equity Requirement or its alternatives, the Company’s ability to obtain an extension of the time to comply with the Minimum Bid Price Requirement, and the Company’s financial condition, growth and strategies. Any or all of the forward-looking statements may turn out to be wrong or be affected by assumptions the Company makes that later turn out to be incorrect, or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to the Company’s ability to regain compliance with Nasdaq’s continued listing requirements, including the Minimum Bid Price Requirement and the Minimum Stockholders’ Equity Requirement or its alternatives, or otherwise maintain compliance with any other listing requirement of The Nasdaq Capital Market, timely file the Company’s Compliance Plan in accordance with Nasdaq rules, the Company’s ability to submit a Compliance Plan that is acceptable to the Staff, the potential de-listing of the Company’s shares from The Nasdaq Capital Market due to its failure to comply with the Minimum Bid Price Requirement or the Minimum Stockholders’ Equity Requirement or its alternatives, and the other risks set forth in the Company’s filings with the Securities and Exchange Commission, including in its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by the Company’s forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: November 22, 2023	By:	/s/ Michael S. Poirier
Michael S. Poirier, Chief Executive Officer